Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OvaScience, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OVASCIENCE, INC.
215 First Street, Suite 240
Cambridge, Massachusetts 02142

To our Stockholders:

        You are cordially invited to attend our 2013 Annual Meeting of Stockholders. Our Annual Meeting will be held at our principal executive offices, 215 First Street, Suite 240, Cambridge, Massachusetts, on Friday, June 7, 2013, at 9:00 a.m., local time. The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at our Annual Meeting. We urge you to review these proxy materials carefully and to use this opportunity to take part in the affairs of OvaScience, Inc. by voting on the matters described in the proxy statement.

        We have elected to provide our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. Providing our proxy materials to stockholders electronically allows us to conserve natural resources and reduce our printing and mailing costs related to the distribution of the proxy materials. If you wish to receive paper copies of the proxy materials you may do so by following the instructions contained in the Notice of Annual Meeting of Stockholders.

        Your vote is important. Whether or not you plan to attend the Annual Meeting we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you received printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice of Annual Meeting of Stockholders.

        Thank you for your support of OvaScience, Inc. We look forward to seeing you at our Annual Meeting.

Michelle Dipp, M.D., Ph.D. President and Chief Executive Officer

OVASCIENCE, INC.
215 First Street, Suite 240
Cambridge, Massachusetts 02142
Notice of Annual Meeting of Stockholders
to be held on Friday, June 7, 2013

To our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of OvaScience, Inc., a Delaware corporation ("OvaScience" or the "Company"), will be held at OvaScience's principal executive offices, 215 First Street, Suite 240, Cambridge, Massachusetts, on Friday, June 7, 2013, at 9:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect three class I directors nominated by our board of directors, each for a three-year term expiring at the 2016 annual meeting of stockholders;

  2.
  To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2013; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on April 15, 2013, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your vote is important regardless of the number of shares you own. If you are a stockholder of record, please vote in one of these ways:

  (1)
  Vote over the Internet. You may vote your shares by following the "Vote by Internet" instructions on the enclosed proxy card.

  (2)
  Vote by telephone. You may vote your shares by following the "Vote by Phone" instructions on the enclosed proxy card.

  (3)
  Vote by mail. If you received your proxy materials by mail, you may vote by completing and signing the proxy card delivered with those materials and returning it in the postage-paid envelope we provided.

        If your shares are held in "street name," that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

        We encourage all stockholders to attend the Annual Meeting in person. You may obtain directions to the location of the Annual Meeting on our website at www.ovascience.com. Whether or not you plan to attend the Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the Board of Directors,

Michelle Dipp, M.D., Ph.D. President and Chief Executive Officer

Cambridge, Massachusetts
April 25, 2013

OVASCIENCE, INC.
215 First Street, Suite 240
Cambridge, MA 02142

PROXY STATEMENT

for the 2013 Annual Meeting of Stockholders
to be held on June 7, 2013

        This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of OvaScience, Inc. for use at the 2013 Annual Meeting of Stockholders to be held on Friday, June 7, 2013 at our principal executive offices, 215 First Street, Suite 240, Cambridge, Massachusetts, at 9:00 a.m., local time, and at any adjournment or postponement thereof.

        All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
For the Annual Meeting of Stockholders to be Held on June 7, 2013:

        The proxy materials, which include our proxy statement for the annual meeting, our 2012 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and, if you received a paper copy of these materials, a proxy card or voting instruction card, are available for viewing, printing and downloading at www.edocumentview.com/ovsc.

        A copy of our proxy materials will be furnished without charge to any stockholder upon oral or written request to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02492, Attention: Investor Relations, Telephone: (617) 500-2802.

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available on the Securities and Exchange Commission's website at www.sec.gov.

 IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our board of directors of proxies to be voted at our 2013 annual meeting of stockholders, or annual meeting, to be held at our offices at 215 First Street, Suite 240, Cambridge, Massachusetts, on June 7, 2013 at 9:00 a.m., local time. As a stockholder of OvaScience, you are invited to attend our annual meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q.	What is included in the proxy materials?	A.	The proxy materials include our proxy statement for the annual meeting, our 2012 annual report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and, if you received a paper copy of these materials, a proxy card or voting instruction card. If you received a Notice of Internet Availability of Proxy Materials, please see "Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?" below.
Q.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?	A.	In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2012 annual report to stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the printed proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which was mailed to most of our stockholders commencing on or about April 25, 2013, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.
Q.	Who can vote at the annual meeting?	A.	To be entitled to vote, you must have been a stockholder of record at the close of business on April 15, 2013, the record date for our annual meeting. The holders of 18,192,318 shares of our common stock outstanding as of the record date are entitled to vote at the annual meeting.
If you were a stockholder of record on April 15, 2013, you are entitled to vote all of the shares that you held on that date at the annual meeting and at any postponement or adjournment thereof.
Q.	What are the voting rights of the holders of common stock?	A.	Each outstanding share of our common stock will be entitled to one vote on each matter considered at the annual meeting.
Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:
(1) Over the Internet: Go to the website of our tabulator, Computershare Trust Company, N.A., at www.investorvote.com/ovsc. Use the vote control number printed on your enclosed proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on June 6, 2013, the day before the annual meeting, for your proxy to be valid and your vote to count.

(2)	By Telephone: Call 1-800-652-VOTE (8683), toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 6, 2013, the day before the annual meeting, for your proxy to be valid and your vote to count.
(3)	By Mail: If you received your proxy materials by mail, complete and sign your proxy card and mail it to Computershare in the postage prepaid envelope we provided. Computershare must receive the proxy card not later than June 6, 2013, the day before the annual meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, the persons named as proxies will follow our board's recommendations and vote your shares:
• "FOR" the election of all director nominees;
• "FOR" the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2013; and
• On any other matters properly brought before the annual meeting, in accordance with the best judgment of the named proxies.
(4)	In Person at the Meeting: If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.
If your shares are held in "street name," meaning they are held for your account by a bank, broker or other nominee, you may vote:
(1)	Over the Internet or by Telephone: You will receive instructions from your bank, broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.
(2)	By Mail: You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(3)	In Person at the Meeting: Contact your bank, broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the annual meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in street name in person at the annual meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

Q.	Can I change my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the annual meeting. To do so, you must do one of the following:
(1) Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 6, 2013.
(2) Sign a new proxy and submit it as instructed above. Only your latest dated proxy, received by Computershare not later than June 6, 2013, will be counted.
(3) Attend the annual meeting, request that your proxy be revoked and vote in person as instructed above. Attending the annual meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.
If your shares are held in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the annual meeting if you obtain a broker's proxy as described in the answer above.
Q.	Will my shares be voted if I do not return my proxy?	A.	If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the annual meeting.
If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Banks, brokers or other nominees can vote their customers' unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted. Your bank, broker or other nominee cannot vote your shares on any non-discretionary matter.
The election of directors (Proposal 1) is a non-discretionary matter. The ratification of the appointment of our independent auditors (Proposal 2) is a discretionary matter. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the annual meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

Q.	How many shares must be present to hold the annual meeting?	A.	A majority of our outstanding shares of common stock entitled to vote must be present to hold the annual meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote those shares on Proposal 1. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.
Q.	What vote is required to approve each matter and how are votes counted?	A.	Proposal 1—Election of Class I Directors
The three nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as "broker non-votes." As a result, broker non-votes will have no effect on the voting on Proposal 1. With respect to Proposal 1, you may:
• vote FOR all nominees;
• vote FOR one or more nominee(s) and WITHHOLD your vote from the other nominee(s); or
• WITHHOLD your vote from all nominees.
Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.
Proposal 2—Ratification of Appointment of Independent Auditors
To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is a discretionary matter. If your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your unvoted shares on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 2.

Although stockholder approval of our audit committee's appointment of Ernst & Young LLP as our independent auditors for the year ended December 31, 2013 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee may reconsider its appointment of Ernst & Young LLP as our independent auditors for the year ended December 31, 2013.
Q.	Are there other matters to be voted on at the annual meeting?	A.	We do not know of any matters that may come before the annual meeting other than the election of three class I directors and the ratification of the appointment of our independent auditors. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.
Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of our annual meeting.
Q.	What are the costs of soliciting these proxies?	A.	We will bear the cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person, without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02492, Attention: Investor Relations, Telephone: (617) 500-2802. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

CORPORATE GOVERNANCE

General

        We believe that good corporate governance is important to ensure that OvaScience is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted.

        We have adopted a written Code of Business Conduct and Ethics, which applies to all of our officers, directors and employees. We have also adopted charters for our audit committee, our compensation committee and our nominating and governance committee, and Corporate Governance Guidelines. We have posted copies of our Code of Business Conduct and Ethics, Corporate Governance Guidelines and committee charters on the Corporate Governance page of the Investors section of our website, ir.ovascience.com, which you can access free of charge. We intend to disclose on our website any amendments to, or waivers from, our Code of Business Conduct and Ethics required to be disclosed by law or by the exchange upon which our common stock is listed.

Our Board of Directors

Members of the Board of Directors

        Set forth below for each director, including the class I director nominees, is information as of April 1, 2013 with respect to his or her (a) name and age, (b) positions and offices at OvaScience, if any, (c) principal occupation and business experience for the past five years, (d) directorships, if any, of other publicly-held companies during the past five years, and (e) the year such person became a member of our board of directors. We have also included information below regarding each director's specific experience, qualifications, attributes and skills that led our board to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in "Board Processes—Director Nomination Process" on page 14 that we expect of each director.

Name	Age	Position
Michelle Dipp, M.D., Ph.D.	36	President, Chief Executive Officer, Director
Richard Aldrich(3)	58	Director
Jeffrey D. Capello(1)	48	Director
Stephen Kraus(2)(3)	36	Director
Thomas Malley(1)(2)	44	Director
Harald Stock, Ph.D.(1)(2)	44	Director
Jonathan Tilly, Ph.D.	50	Director, Scientific Advisory Board Member
Christoph Westphal, M.D., Ph.D.	45	Director

(1)
Member of the audit committee

(2)
Member of the compensation committee

(3)
Member of the nominating and corporate governance committee

        Michelle Dipp, M.D., Ph.D. co-founded our company in April 2011. She has served as a member of our board of directors since July 2011, our chief executive officer since June 2011 and our president since September 2011. Dr. Dipp has served as a partner of Longwood Fund, LP, a venture capital investment fund, since 2010. Through Longwood, she co-founded Verastem, Inc., a biopharmaceutical company, in 2010. From 2008 to 2009, Dr. Dipp served as vice president and then, from 2009 to 2011, senior vice president and head of the Centre of Excellence For External Drug Discovery (CEEDD), a business development unit at GlaxoSmithKline, a pharmaceutical and healthcare company. Prior to that, she was a founding employee of Sirtris Pharmaceuticals, Inc., a pharmaceutical company, where she served as vice president of corporate development from 2005 to 2008. Dr. Dipp serves on the Beth Israel Deaconess Medical Center Board of Trustees. Dr. Dipp holds an M.D. from Oxford University Medical School and a Ph.D. in physiology from the University of Oxford. We believe that Dr. Dipp is qualified to serve on our board of directors due to her scientific expertise and her experience in the life sciences industry as an entrepreneur and venture capitalist.

        Richard Aldrich co-founded our company in April 2011. He has served as a member of our board of directors since July 2011 and as the chairman of our board of directors since March 2012. Mr. Aldrich has served as a partner of Longwood Fund, LP, a venture capital investment fund, since 2010. He founded RA Capital Management LLC, a hedge fund, in 2001 and served as a managing member from 2004 to 2008 and as a co-founding member from 2008 to 2011. Mr. Aldrich co-founded Sirtris Pharmaceuticals, Inc., a pharmaceutical company, which was acquired by GlaxoSmithKline plc in 2008, and served on its board of directors from 2004 to 2008; co-founded Concert Pharmaceuticals, Inc., a pharmaceutical company, and has served as chairman of its board of directors since 2006; and co-founded Alnara Pharmaceuticals, Inc., a pharmaceutical company, and served on its board of directors from 2008 to 2010. Mr. Aldrich joined Vertex Pharmaceuticals, Inc., a pharmaceutical company, at its founding in 1989 and served as its senior vice president and chief business officer until 2001. Mr. Aldrich serves on the board of directors of Verastem, Inc., a publicly traded biopharmaceutical company. He holds an M.B.A from the Amos Tuck School at Dartmouth College and a B.S. from Boston College. We believe that Mr. Aldrich is qualified to serve on our board of directors due to his experience in the life sciences industry as an entrepreneur and venture capitalist and his service on the boards of directors of other life sciences companies.

        Jeffrey D. Capello has served as a member of our board of directors since March 2012. Mr. Capello has served as executive vice president and chief financial officer of Boston Scientific Corporation, a medical device company, since March 2010. Mr. Capello joined Boston Scientific in June 2008 and served as senior vice president and chief accounting officer until March 2010. He previously served as the senior vice president and chief financial officer with responsibilities for business development at PerkinElmer, Inc., a technology company, from 2006 to June 2008. Prior to that, he served as PerkinElmer's vice president of finance, corporate controller and treasurer from 2002 to 2006 and vice president, finance, corporate controller, chief accounting officer and treasurer from 2001 to 2005. From 1991 to 2001, he held various positions at PricewaterhouseCoopers LLP, a public accounting firm, including partner from 1997 to 2001. Mr. Capello served as a member of the board of directors of Sirtris Pharmaceuticals, Inc. from January 2008 until its acquisition in June 2008 and served on its audit committee as both a member and its chair. He holds a B.S. degree in business administration from the University of Vermont and an M.B.A. degree from the Harvard Business School. Mr. Capello is also a certified public accountant. We believe that Mr. Capello is qualified to serve on our board of directors due to his experience in the medical device and healthcare technology industries, his accounting background and his service on the boards of directors of other life sciences companies.

        Stephen Kraus has served as a member of our board of directors since July 2011. Mr. Kraus has served as an investment professional at Bessemer Venture Partners, a venture capital firm, since 2004 and has been a partner since 2010. He serves on the board of directors of a number of privately-held life sciences companies. He previously served as a member of the board of directors of Verastem, Inc. from November 2010 to November 2012, Sirtris Pharmaceuticals, Inc. from 2005 to 2007 and Restore Medical, Inc. from 2005 to 2008. He holds an M.B.A. from Harvard Business School and a B.A. from Yale University. We believe that Mr. Kraus is qualified to serve on our board of directors due to his experience in the life sciences industry as a venture capitalist and his service on the boards of directors of other life sciences companies.

        Thomas Malley has served as a member of our board of directors since October 2012. Since May 2007, Mr. Malley has served as President of Mossrock Capital, LLC, a private investment firm. From April 1991 to May 2007, Mr. Malley served with Janus Mutual Funds as an analyst for eight years and as a vice president and portfolio manager for the Janus Global Life Sciences Fund for eight years. He serves on the board of directors of Puma Biotechnology, Inc. and Synageva BioPharma Corp. He previously served as a director of Cougar Biotechnology, Inc. from 2007 to 2009. Mr. Malley holds a B.S. in biology from Stanford University and has been a chartered financial analyst since 1994. We believe that Mr. Malley is qualified to serve on our board of directors due to his investment and financial experience in the biotechnology industry and his service on the boards of directors of other life sciences companies.

        Harald F. Stock, Ph.D., has served as a member of our board of directors since February 2013. He has served as chief executive officer of the Grünenthal Group, a German pharmaceutical company, since 2009. Prior to joining Grünenthal, he served as chairman and managing director of the German DePuy Group, the orthopedics division of Johnson & Johnson, from 2006 until the end of 2008. Dr. Stock serves on the board of directors of the European Federation of Pharmaceutical Industries and Associations (efpia) and a privately-held pharmaceutical company. From May 2011 to October 2012, he was the vice-chairman of the supervisory board of PAION AG, a publicly-traded biopharmaceutical company. Dr. Stock studied chemistry and business administration in the United States, Great Britain and Germany and holds a Ph.D. in inorganic chemistry from the University of Heidelberg in 1997. We believe that Dr. Stock is qualified to serve on our board or directors due to his scientific expertise and his experience with global pharmaceutical companies.

        Jonathan Tilly, Ph.D. co-founded the company in April 2011 and has served as a member of our board of directors since July 2011. Dr. Tilly has served as professor of obstetrics, gynecology and reproductive biology at Harvard Medical School since 2009. Dr. Tilly moved from John Hopkins University, where he served as assistant professor from 1993 to 1995, to join the faculty of Harvard Medical School as associate professor of obstetrics, gynecology and reproductive biology in 1995 and to direct the newly-created Vincent Center for Reproductive Biology at MGH. Dr. Tilly holds a Ph.D. from Rutgers University and undertook fellowship training at the University of California—San Diego School of Medicine and Stanford University Medical Center. We believe Dr. Tilly is qualified to serve on our board of directors due to his scientific expertise and extensive research experience in the field of reproductive biology.

        Christoph Westphal, M.D., Ph.D. co-founded our company in April 2011 and has served as a member of our board of directors since July 2011. Dr. Westphal has served as the chief executive officer of Verastem, Inc., a biopharmaceutical company, since September 2011, and as a member and chairman of its board of directors since August 2010. He has served as a partner of Longwood Fund, LP, a venture capital investment fund, since 2010. He served as the president of SR One, the corporate venture capital arm of GlaxoSmithKline, from 2010 to 2011. Dr. Westphal has previously been involved in founding a number of biotechnology companies as chief executive officer. Dr. Westphal co-founded Sirtris Pharmaceuticals, Inc. and served as its chief executive officer from 2004 to 2010. He also co-founded Alnara Pharmaceuticals, Inc., Acceleron Pharma, Inc., serving as its chief executive officer in 2003, Alnylam Pharmaceuticals, Inc., serving as its chief executive officer in 2002, and Momenta Pharmaceuticals, Inc., serving as its chief executive officer in 2001. He has also served on the board of directors of numerous private biotechnology companies. Dr. Westphal serves on the Board of Fellows of Harvard Medical School and is a member of the Research Advisory Council at MGH. He holds an M.D. from Harvard Medical School, a Ph.D. in genetics from Harvard University and a B.A. from Columbia University. We believe that Dr. Westphal is qualified to serve on our board of directors due to his experience in the life sciences industry as an entrepreneur and venture capitalist and his service on the boards of directors of other life sciences companies.

        There are no family relationships among any of our directors or executive officers.

Board Composition

        In accordance with the terms of our certificate of incorporation and by-laws, our board of directors is divided into three classes, with each class having as near an equal number of directors as possible. The terms of service of the three classes are staggered so the term of one class of our board of directors expires each year. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our board of directors currently consists of eight members, divided into three classes as follows:

  •
  class I consists of Drs. Stock, Tilly and Westphal, each with a term expiring at the 2013 annual meeting of stockholders;

  •
  class II consists of Messrs. Aldrich and Kraus, each with a term expiring at the 2014 annual meeting of stockholders; and

  •
  class III consists of Dr. Dipp and Messrs. Capello and Malley, each with a term expiring at the 2015 annual meeting of stockholders.

        Our certificate of incorporation and by-laws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation and by-laws also provide that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all of our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office, subject to the rights of certain stockholders pursuant to a voting agreement between such stockholders and us.

        Pursuant to a voting agreement dated March 29, 2012, by and among us and certain of our stockholders, holders of approximately 55% of our outstanding common stock as of April 1, 2013 have agreed to vote their shares in such a way as to ensure that one designee of each of our three lead investors, Bessemer Venture Partners, General Catalyst and Longwood Fund, L.P., will serve on our board for as long as the entity remains a significant investor, by which we mean each continues to hold at least 20% of the shares of our Series A or Series B preferred stock purchased by them, including any shares of common stock issued upon conversion of such shares. In August 2012, our Series A preferred stock and Series B preferred stock converted into common stock. Stephen Kraus and Richard Aldrich are our directors designated by Bessemer Venture Partners and Longwood Fund, L.P., respectively. The board member designated by General Catalyst resigned on February 21, 2013 and, as of April 25, 2013, General Catalyst has not designated a replacement. The voting agreement automatically and immediately terminates on the first day that our common stock is traded on a national securities exchange. Upon termination, the obligations to vote as described above cease to apply with respect to any stockholder meeting held on or after the date of such termination.

        Pursuant to the voting agreement, until such time as our common stock is traded on a national securities exchange, we have agreed to use our reasonable best efforts to include each lead investor designee in our slate of nominees to the stockholders for each election of directors and to include each such designee in our proxy statement, subject to certain limitations.

Board Determination of Independence

        We determine whether our board members and committee members are independent according to the standards set forth in the Nasdaq Listing Rules. Although our securities are not currently listed on The NASDAQ Stock Market, our common stock has been approved for listing on The NASDAQ Stock Market and is expected to begin trading on NASDAQ on April 30, 2013, and therefore we have adopted the NASDAQ definitions of independence.

        Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company's board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under Rule 5605(a)(2), a director will only qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

        Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors determined that none of Messrs. Aldrich, Capello, Kraus and Malley and Drs. Stock and Westphal has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our board of directors also determined that John Simon, a former member of our board of directors who resigned in February 2012, was independent under the same definition. In making its determination, our board of directors considered the relationships that each such non-employee director has with our company, their beneficial ownership of our outstanding capital stock and all other facts and circumstances our board of directors deemed relevant in determining their independence. In addition, our board of directors determined that all of the members of our board's three standing committees described below are independent, as defined under applicable Nasdaq Listing Rules and, in the case of all members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities and Exchange Act of 1934, as amended.

Board Leadership Structure

        Our board of directors has determined that the roles of chairman of the board and chief executive officer should be separated at the current time. Mr. Aldrich, an independent director, serves as the chairman of the board, and Dr. Dipp has served as our chief executive officer and a director since 2011. Mr. Aldrich's duties as chairman of the board include the following:

  •
  chairing meetings of the independent directors in executive session;

  •
  meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;

  •
  facilitating communications between other members of our board and the chief executive officer;

  •
  preparing or approving the agenda for each board meeting;

  •
  determining the frequency and length of board meetings and recommending when special meetings of our board should be held; and

  •
  reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board (see "Board Processes—Communications with Stockholders" below).

        Our board decided to separate the roles of chairman and chief executive officer because it believes that leadership structure offers the following benefits.

  •
  increasing the independent oversight of OvaScience and enhancing our board's objective evaluation of our chief executive officer;

  •
  providing the chief executive officer with an experienced sounding board;

  •
  providing greater opportunities for communication between stockholders and our board; and

  •
  enhancing the independent and objective assessment of risk by our board.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board of directors. Copies of the committee charters are posted on the Investor Relations section of our website, ir.ovascience.com.

Audit Committee

        The responsibilities of the audit committee include:

  •
  appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  •
  overseeing our internal audit function;

  •
  overseeing our risk assessment and risk management policies;

  •
  establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;

  •
  meeting independently with our internal auditing staff, registered public accounting firm and management;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the audit committee report required by SEC rules.

        The members of the audit committee are Messrs. Capello (Chair) and Malley and Dr. Stock. Our board of directors has determined that each member of the audit committee meets the financial literacy requirement under the applicable Nasdaq Listing Rules and that Mr. Capello is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. The audit committee met four times during 2012.

        All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

        The responsibilities of the compensation committee include:

  •
  annually reviewing and approving corporate goals and objectives relevant to our chief executive officer's compensation;

  •
  determining our chief executive officer's compensation;

  •
  reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

  •
  overseeing an evaluation of our senior executives;

  •
  overseeing and administering our equity incentive plans;

  •
  reviewing and making recommendations to our board with respect to director compensation;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis;" and

  •
  if applicable, preparing the annual compensation committee report required by SEC rules.

        The members of the compensation committee are Messrs. Kraus and Malley (Chair) and Dr. Stock. Mr. Simon, our former director, served on the compensation committee until February 6, 2013, and Dr. Westphal served on the compensation committee until December 10, 2012. Each of Mr. Simon and Dr. Westphal were independent as defined under the Nasdaq Listing Rules applicable to compensation committee members. The compensation committee met once during 2012.

Nominating and Corporate Governance Committee

        The responsibilities of the nominating and corporate governance committee include:

  •
  identifying individuals qualified to become board members;

  •
  recommending to our board the persons to be nominated for election as directors and to each of the board's committees;

  •
  reviewing and making recommendations to the board with respect to management succession planning;

  •
  developing and recommending to the board corporate governance guidelines; and

  •
  overseeing an annual evaluation of the board.

        The members of the nominating and corporate governance committee are Messrs. Aldrich (Chair) and Kraus. The nominating and corporate governance committee met once during 2012.

Board Meetings and Attendance

        Our board of directors met four times during 2012. During 2012, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he or she then served.

        Our corporate governance guidelines provide that directors are expected to attend annual meetings. We did not hold an annual meeting of stockholders as a public company in 2012.

 Board Processes

Oversight of Risk

        Our board manages its risk oversight function directly and through its committees. Our management is responsible for risk management on a day to day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. Each committee reports to our board on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that that the full board discuss particular risks.

        Our compensation committee has discussed the concept of risk as it relates to our compensation programs, including our executive compensation program. Our compensation committee believes that our compensation programs do not encourage excessive or inappropriate risk taking and that any risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on our company. Our compensation committee believes that any such risks are mitigated by:

  •
  The multiple elements of our compensation packages, including base salary, our annual cash incentive bonus program and, for most of our employees, equity awards that vest over multiple years and are intended to motivate employees to take a long-term view of our business.

  •
  The structure of our annual cash incentive bonus program, which is based on (i) multiple performance measures to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, and (ii) performance targets that we believe are somewhat aggressive yet reasonable and should not require undue risk-taking to achieve.

Director Nomination Process

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to board members and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates that are not then serving on our board, interviews of selected candidates by members of the committee and our board.

        In considering whether to recommend any particular candidate for nomination as a director, our nominating and corporate governance committee applies the criteria set forth in our Corporate Governance Guidelines. Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment, and a commitment to understand our business and industry.

        The nominee biographies under "Matters to be Voted On—Proposal 1: Election of Class I Directors" indicate the experience, qualifications, attributes and skills of each of our current nominees for director that led our nominating and corporate governance committee and our board to conclude he should continue to serve as a director of OvaScience. Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board as a whole.

        Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds and consequently considers the value of diversity when selecting nominees. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

        Stockholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Nominating and Corporate Governance Committee. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our by-laws. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications with Stockholders

        Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with the Company through its Investor Relations Department by writing to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Investor Relations, by calling Investor Relations at 617-500-2802, or by sending an e-mail to ir@ovascience.com. Additional information about contacting OvaScience is available on the Investor Relations section of our website, which is located at ir.ovascience.com.

        Stockholders and other persons interested in communicating directly with the chairman of the board or with the non-management directors as a group may do so by writing to the OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attn: Chairman of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our chief legal officer or, in the event we do not have a chief legal officer, to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the audit committee of our board of directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual consolidated gross revenues of the other entity that is a party to the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our charter or by-laws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

Related Person Transactions

Private Placements of Common Stock

        In March 2013, we issued and sold in a private placement an aggregate of 3,888,880 shares of our common stock at a price per share of $9.00 for an aggregate purchase price of approximately $35,000,000. In connection with the private placement, we entered into a registration rights agreement with the purchasers, pursuant to which we agreed to file a resale registration statement on Form S-1 to register such purchaser's shares for resale. The following table sets forth the number of shares of our common stock that we issued to our directors, executive officers, 5% stockholders and their affiliates in this private placement:

Name	Shares of Common Stock
Longwood Fund, LP(1)	419,444
RA Capital Healthcare Fund, LP(2)	132,332
Thomas Malley	50,000
Jeffrey Capello	11,111

(1)
Richard Aldrich, Michelle Dipp, M.D., Ph.D. and Christoph Westphal, M.D., Ph.D., members of our board of directors and holders of more than 5% of our voting securities, are members of the general partner of Longwood Fund, LP.

(2)
Richard Aldrich, a member of our board of directors and a holder of more than 5% of our voting securities, is a limited partner in RA Healthcare Fund, LP and a non-voting member of RA Capital Management, which is the general partner and manager of RA Capital Healthcare Fund, LP.

        In August 2012, we issued and sold in a private placement an aggregate of 897,554 shares of our common stock at a price per share of $5.50 for an aggregate purchase price of $4,936,547. In connection with the private placement, we entered into a registration rights agreement with the purchasers, pursuant to which we agreed to file a registration statement on Form S-1, which was declared effective by the SEC on September 13, 2012, to register such purchasers' shares for resale. In the private placement, we sold 162,137 shares to RA Capital Healthcare Fund, LP. Richard Aldrich, a member of our board of directors and a holder of more than 5% of our voting securities, is a limited partner in RA Healthcare Fund, LP and a non-voting member of RA Capital Management, which is the general partner and manager of RA Capital Healthcare Fund, LP.

Series B Preferred Stock Financing

        In March 2012, we issued and sold an aggregate of 6,770,563 shares of our Series B preferred stock at a price per share of $5.50 for an aggregate purchase price of $37,238,096. On August 13, 2012, our Series B preferred stock converted into common stock on a one-for-one basis. The following table sets forth the number of shares of our Series B preferred stock that we issued to our directors, executive officers, 5% stockholders and their affiliates.

Name	Shares of Series B Preferred Stock
Longwood Fund, LP(1)	1,818,181
Entities affiliated with Fidelity Investments	1,316,000	(2)
Entities affiliated with General Catalyst Partners	1,090,908	(3)
Entities affiliated with Bessemer Venture Partners(4)	909,090	(5)
RA Capital Healthcare Fund, LP(6)	272,728
Thomas Malley(7)	31,819

(1)
Richard Aldrich, Michelle Dipp, M.D., Ph.D. and Christoph Westphal, M.D., Ph.D., members of our board of directors and holders of more than 5% of our voting securities, are members of the general partner of Longwood Fund, LP.

(2)
Consists of (a) 1,090,900 shares purchased by Fidelity Contrafund: Fidelity Advisor New Insights Fund, (b) 212,300 shares purchased by Fidelity Select Portfolios: Biotechnology Portfolio and (c) 12,800 shares purchased by Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund.

(3)
Consists of (a) 1,068,602 shares purchased by General Catalyst Group V, L.P. and (b) 22,306 shares purchased by GC Entrepreneurs Fund V, L.P.

(4)
Stephen Kraus, a member of our board of directors, is employed by Bessemer Venture Partners and has no voting or dispositive power with respect to the shares held by entities affiliated with Bessemer Venture Partners.

(5)
Consists of (a) 290,909 shares purchased by Bessemer Venture Partners VII L.P., (b) 127,273 shares purchased by Bessemer Venture Partners VII Institutional L.P. and (c) 490,908 shares purchased by BVP VII Special Opportunity Fund L.P.

(6)
Richard Aldrich, a member of our board of directors and a holder of more than 5% of our voting securities, is a limited partner in RA Healthcare Fund, LP and a non-voting member of RA Capital Management, which is the general partner and manager of RA Capital Healthcare Fund, LP.

(7)
Thomas Malley became a member of our board of directors on October 24, 2012.

Series A Preferred Stock Financing

        In July 2011, we issued and sold an aggregate of 6,200,000 shares of our Series A preferred stock at a price per share of $1.00 for an aggregate purchase price of $6,200,000. On August 13, 2012, our Series A preferred stock converted into common stock on a one-for-2.023 basis. The following table sets forth the number of shares of our Series A preferred stock that we issued to our directors, executive officers, 5% stockholders and their affiliates.

Name	Shares of Series A Preferred Stock
Entities affiliated with Bessemer Venture Partners(1)	3,000,000	(2)
Longwood Fund, LP(3)	3,000,000

(1)
Stephen Kraus, a member of our board of directors, is employed by Bessemer Venture Partners and has no voting or dispositive power with respect to the shares held by entities affiliated with Bessemer Venture Partners.

(2)
Consists of (a) 960,000 shares purchased by Bessemer Venture Partners VII L.P., (b) 420,000 shares purchased by Bessemer Venture Partners VII Institutional L.P. and (c) 1,620,000 shares purchased by BVP VII Special Opportunity Fund L.P.

(3)
Richard Aldrich, Michelle Dipp, M.D., Ph.D. and Christoph Westphal, M.D., Ph.D., members of our board of directors and holders of more than 5% of our voting securities, are members of the general partner of Longwood Fund, LP.

Option Grant and Restricted Stock Unit Award to Co-Founder

        In December 2012, we granted to Dr. Dipp, one of our co-founders, an option to purchase 339,313 shares of our common stock at a price per share of $7.80 and restricted stock units in the aggregate amount of 192,308 shares of our common stock, pursuant to the terms of an employment agreement that we entered into with her for her service as our president and chief executive officer.

Restricted Stock Grants to Co-Founders

        In April 2011, in connection with our formation, we issued and sold an aggregate of 3,509,634 shares of our common stock at a price per share of $0.002 for an aggregate purchase price of $7,100 to our co-founders pursuant to restricted stock agreements.

        Subsequently, in March 2012, we amended and restated these restricted stock agreements with our co-founders. The shares issued pursuant to these restricted stock agreements are subject to repurchase by us. The shares issued to Dr. Dipp, Mr. Aldrich and Dr. Westphal vested with respect to 25% of the shares on the grant date and with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the grant date. The shares issued to Dr. Tilly and Dr. Sinclair vest in approximately equal quarterly installments from and after the grant date. Additionally, 25% of the then-unvested shares issued to Dr. Tilly and Dr. Sinclair vested in July 2011 in connection with our sale of 6,200,000 shares of Series A preferred stock.

        The following table sets forth the number of shares of common stock that we issued to our founders.

Name	Shares of Common Stock
Richard Aldrich(1)	701,926	(2)
Michelle Dipp, M.D., Ph.D.(1)	701,927
David Sinclair, Ph.D.	701,927
Jonathan Tilly, Ph.D.(1)	701,927
Christoph Westphal, M.D., Ph.D.(1)	701,927

(1)
Richard Aldrich, Michelle Dipp, M.D., Ph.D., Jonathan Tilly, Ph.D. and Christoph Westphal, M.D., Ph.D. are members of our board of directors and 5% stockholders.

(2)
175,481 of these shares were subsequently transferred to the Richard H. Aldrich Irrevocable Trust of 2011.

        In November 2011, we issued and sold 19,772 shares of our common stock pursuant to our 2011 Plan, at a price per share of $0.002 for an aggregate purchase price of $40, to Paul Brannelly, who served as an executive officer at the time of our incorporation. These shares have fully vested.

Scientific Advisory Board Agreements with Co-Founders

        Two of our co-founders, Drs. Tilly and Sinclair, are also members of our scientific advisory board and receive compensation for their participation pursuant to our scientific advisory board agreements with them. The following table sets forth the amount of cash compensation paid to each of these co-founders, as of April 1, 2013, for their membership on our scientific advisory board since July 15, 2011.

Name	Amount
Jonathan Tilly, Ph.D.(1)	$108,106
David Sinclair, Ph.D.(2)	$40,167

(1)
Jonathan Tilly, Ph.D. is a member of our board of directors. We entered into a scientific advisory board agreement with Dr. Tilly in July 2011.

(2)
We entered into a scientific advisory board agreement with Dr. Sinclair in September 2011.

Agreement with Individuals and Entities Affiliated with Directors and Executive Officers

        From our formation in April 2011 through April 2012, we rented office space from Longwood Fund, LP, an entity affiliated with our chief executive officer and director, Michelle Dipp, M.D., Ph.D., and two of our other directors, Richard Aldrich and Christoph Westphal, M.D., Ph.D. We paid Longwood Fund, LP an aggregate of approximately $83,000 for rent, utilities and reimbursement of certain expenses.

Investor Rights Agreement

        We are a party to an amended and restated investor rights agreement dated March 29, 2012, which we refer to as the investor rights agreement, with certain holders of our common stock, including some of our directors, executive officers and 5% stockholders and their affiliates and entities affiliated with our directors. The investor rights agreement provides these holders various rights, including the right to have us file registration statements covering their shares of common stock issued upon conversion of their preferred stock or request that such shares be covered by a registration statement that we are otherwise filing, the right to receive certain financial information and the right to participate in future equity offerings.

Voting Agreement

        We entered into an amended and restated voting agreement on March 29, 2012, with certain holders of our common stock, including some of our directors, executive officers and 5% stockholders and their affiliates and entities affiliated with our directors. Pursuant to the voting agreement, holders of approximately 55% of our outstanding common stock as of April 1, 2013 have agreed to vote their shares in such a way as to ensure that one designee of each of our lead investors will serve on our board for so long as the entity remains a significant investor, by which we mean an investor who initially purchased at least 270,000 shares of our Series A or Series B preferred stock and continues to hold at least 20% of such shares, including any shares of common stock issued upon conversion of such shares. The voting agreement automatically and immediately terminates on the first day that our common stock is traded on a national securities exchange. Upon termination, the obligations to vote as described above cease to apply with respect to any stockholder meeting held on or after the date of such termination. Our common stock has been approved for listing on The NASDAQ Stock Market, which is a national securities exchange, and is expected to begin trading on NASDAQ on April 30, 2013.

        Pursuant to the voting agreement, until such time as our common stock is traded on a national securities exchange, we have agreed to use our reasonable best efforts to include each lead investor designee in our slate of nominees to the stockholders for each election of directors and to include each such designee in our proxy statement, subject to certain limitations.

Indemnification

        Our certificate of incorporation provides that we must indemnify our directors and officers to the fullest extent permitted by Delaware law and must advance expenses, including attorneys' fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions. In addition, we have entered into indemnification agreements with our directors.

EXECUTIVE COMPENSATION

Overview

        For 2012, our "named executive officers" were Michelle Dipp, M.D., Ph.D., our president and chief executive officer; Christopher Bleck, our chief commercial officer, our principal financial and accounting officer and our former chief operating officer; and Scott Chappel, Ph.D., our chief scientific officer.

        We commenced operations in April 2011 and hired Dr. Dipp, Mr. Bleck and Dr. Chappel in 2011. In 2011, Dr. Dipp did not receive compensation from us for her service as our chief executive officer because of her service as a member of the general partner of Longwood Fund, LP, a venture capital investment fund and one of our principal stockholders. In December 2012, our compensation committee recommended to our board of directors, and our board of directors granted to Dr. Dipp, stock awards designed to align Dr. Dipp's interests with those of our stockholders and incent Dr. Dipp to continue to serve as our chief executive officer. We may in the future determine to compensate her with cash or other compensation for her service as our chief executive officer. The compensation of each of our other named executive officers is based on individual terms approved by our board of directors.

Summary Compensation Table

        The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during 2011 and 2012:

Name and Principal Position	Year		Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Michelle Dipp, M.D., Ph.D.	2012		—	—		1,500,000	(3)	1,942,618	—	3,442,618
Chief Executive Officer	2011	(4)	—	—		1,420	(5)	—	—	1,420
Christopher Bleck	2012		240,000	70,000		—		298,331	10,890	619,221
Chief Commercial Officer(6)	2011		27,692	—		—		255,953	—	283,645
Scott Chappel, Ph.D.	2012		300,000	108,000		—		—	16,158	424,158
Chief Scientific Officer	2011		136,157	129,462	(7)	—		215,002	248	480,869

(1)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions (which in our case were none). The assumptions that we used to calculate these amounts are discussed in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(2)
The amounts in the "All Other Compensation" column reflect the value of a long term disability premium and the 401(k) company match contributions.

(3)
This amount reflects the grant date fair value of restricted stock units granted to Dr. Dipp in 2012 computed in accordance with the provisions of ASC 718. The assumptions that we used to calculate this amount are discussed in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(4)
Dr. Dipp did not receive any compensation from us for her service as our chief executive officer in 2011. We issued and sold to Dr. Dipp 701,927 shares of our common stock in April 2011 in connection with her role as a founder of our company for an aggregate purchase price of $1,420. These shares are subject to repurchase by us pursuant to the terms of a restricted stock agreement. The restricted stock award vested with respect to 25% of the shares on the grant date, which was April 5, 2011, and vests with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the grant date.

(5)
This amount reflects the grant date fair value of restricted stock granted to Dr. Dipp in 2011 computed in accordance with the provisions of ASC 718, excluding the impact of estimated repurchases by us related to service-based vesting conditions (which in our case were none). The assumptions that we used to calculate this amount are discussed in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(6)
Mr. Bleck has served as our chief commercial officer since January 2013 and served as our chief operating officer from November 2011 to January 2013.

(7)
The bonus amount for Dr. Chappel includes a signing bonus of $75,000 paid upon the commencement of his employment with us.

Outstanding Equity Awards at Year End Table

        The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2012.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)				Number of Shares or Units of Stock That Have Not Vested (#)
								Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
				Option Exercise Price ($/Sh)
					Option Expiration Date
Name	Exercisable	Unexercisable
Michelle Dipp, M.D., Ph.D.	—	339,313	(2)	7.80	12/4/2022	329,030	(3)	2,753,981
	—	—		—	—	128,205	(4)	1,073,076
	—	—		—	—	64,103	(5)	536,542
Christopher Bleck	28,175	84,528	(6)	0.04	12/6/2021
	—	52,000	(7)	7.80	12/4/2022	—		—
Scott Chappel, Ph.D.	82,179	180,796	(6)	0.04	9/28/2021	—		—

(1)
The market value of the stock awards are based on the fair value price of our common stock of $8.37 per share at December 31, 2012. For a discussion of our methodology for determining the fair value of our common stock, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Judgments and Estimates" in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)
This option award has a vesting commencement date of December 31, 2012 and vests in approximately equal quarterly installments through December 31, 2016.

(3)
This stock award vested with respect to 25% of the shares on the grant date, which was April 5, 2011, and vests with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the grant date.

(4)
This restricted stock unit award vests with respect to 12.5% of the shares on March 31, 2013 and with respect to the remaining shares in approximately equal quarterly installments through the second anniversary of the grant date.

(5)
This restricted stock unit award vests in equal annual installments on the first and second anniversary of the grant date upon meeting certain performance-based vesting conditions.

(6)
These option awards vest with respect to 25% of the shares on the first anniversary of the date of hire, which was July 13, 2011 for Dr. Chappel and November 14, 2011 for Mr. Bleck, and with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of their date of hire.

(7)
This option award vests with respect to 25% of the shares on December 31, 2013, and with respect to the remaining shares in approximately equal quarterly installments through December 31, 2016.

Employment Agreements

        In connection with the commencement of their employment with us, we entered into employment agreements with each of Mr. Bleck, Dr. Chappel and Ms. Lawton, our chief operating officer whose employment with us began in January 2013. In December 2012, in connection with Dr. Dipp's continued employment with us, we entered into an employment agreement with Dr. Dipp. Each of these agreements provides for at will employment. In addition, each of these executive officers is bound by the terms of agreements covering non-solicitation, non-competition, confidential information and inventions assignment which, among other things, prevents the executive from competing with us during the term of his or her employment and for a specified time thereafter.

        Mr. Bleck's 2012 base salary was $240,000 pursuant to the terms of our employment agreement with him. Dr. Chappel's 2012 base salary was $300,000 pursuant to the terms of our employment agreement with him.

        Dr. Dipp does not receive cash compensation from us. Pursuant to the terms of our employment agreement with her, in December 2012 we granted Dr. Dipp an option to purchase 339,313 shares of our common stock, all of which vest over time, and restricted stock units in the aggregate amount of 192,308 shares of our common stock, 128,205 of which vest over time and 64,103 of which vest based on the achievement of performance metrics.

        Under their respective employment agreements, Mr. Bleck, Dr. Chappel and Ms. Lawton are each eligible for an annual performance bonus, as determined by our board of directors in its sole discretion based on the achievement of performance goals determined by our chief executive officer in consultation with the board.

Potential Payments upon Termination or Change in Control

        Upon execution and effectiveness of a release of claims, each of Dr. Dipp, Mr. Bleck, Dr. Chappel and Ms. Lawton will be entitled to severance benefits if we terminate her or his employment without cause, as defined in the employment agreements described above, or Dr. Dipp, Mr. Bleck, Dr. Chappel or Ms. Lawton terminates employment with us for good reason, as defined in the employment agreements. If Mr. Bleck's, Dr. Chappel's or Ms. Lawton's employment terminates under these circumstances, in each case absent a change in control, as defined in the employment agreements, we will be obligated for a period of six months, in the case of Mr. Bleck, and 12 months, in the case of Dr. Chappel or Ms. Lawton, (1) to pay such executive officer his or her base salary, (2) to pay the monthly premiums for COBRA coverage equal to the amount paid for similarly situated employees and (3) to the extent allowed by applicable law and the applicable plan documents, to continue to provide to such executive officer all company employee benefit plans and arrangements that he or she was receiving at the time of termination. In addition, in the case of Dr. Chappel and Ms. Lawton, the vesting of any equity award he or she then holds that vests solely on the passage of time shall be accelerated by 12 months. If Dr. Dipp's employment terminates under these circumstances, we will be obligated to provide that the stock option and restricted stock unit award subject to time-based vesting granted to her on December 5, 2012 will vest, on the date of such termination, as to the amount that would have vested over the six-month period following such termination.

        If Mr. Bleck's, Dr. Chappel's or Ms. Lawton's employment terminates under these circumstances, in each case within 12 months following a change in control, as defined in the employment agreement, in addition to the severance described above, we will be obligated to accelerate in full the vesting of all outstanding equity awards.

        Upon a change of control, as defined in the employment agreement, the stock option and restricted stock unit award subject to time-based vesting granted to Dr. Dipp on December 5, 2012 will immediately vest on the date of such change of control.

Executive and Compensation Processes

        Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves or makes recommendations to our board of directors for approval.

        In designing our executive compensation program, our compensation committee and board of directors have historically engaged, and we expect will in the future engage, the services of a compensation consulting firm to provide input regarding the executive compensation practices of comparable public software and technology companies. In 2012 our compensation committee and board of directors engaged Pearl Meyer and Partners as a compensation consultant to review and evaluate the elements of our executive compensation program, including base salaries, cash incentive bonuses, equity ownership and severance benefits, in connection with the evaluation of executive compensation levels for 2012 by our compensation committee and board of directors.

401(k) Retirement Plan

        We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit, which is $17,500 for 2013. Participants who are at least 50 years old can also make "catch-up" contributions, which in 2013 may be up to an additional $5,500 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan's trustee. Our 401(k) plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. Beginning in January 2012, we made an employer matching contribution equal to (1) 100% of employee deferral contributions up to a deferral rate of 3% of compensation plus (2) 50% of employee deferral contributions up to an deferral rate of an additional 2% of compensation.

Securities Authorized for Issuance Under Our Equity Compensation Plans

        The following table sets forth information regarding our equity compensation plans as of December 31, 2012. There are no equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	1,410,461	3.30	716,622

Tax Considerations

        The Internal Revenue Service, pursuant to Section 162(m) of the Code, generally disallows a tax deduction for compensation in excess of $1.0 million paid by a public company to its chief executive officer and to each other officer (other than its chief financial officer) whose compensation is required to be reported to stockholders by reason of being among the three other must highly paid executive officers. We will periodically review the potential consequences of Section 162(m) on the various elements of our executive compensation program. Our board of directors or compensation committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

DIRECTOR COMPENSATION

        Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board with respect thereto.

        During 2012, we did not have a non-employee director compensation policy and we did not pay cash compensation to any director for his service as a director, except Jeffrey Capello and Thomas Malley, each an independent, non-employee director. Each of Messrs. Capello and Malley received an annual fee of $30,000 relating to his service on the board of directors. In addition, Mr. Capello received an additional annual fee of $15,000 for his service as chair of our audit committee and Mr. Malley received additional annual fees of $8,000 for his service on our audit committee and $5,000 for his service on our compensation committee. All such fees were prorated for the portion of 2012 in which Messrs. Capello and Malley served on our board of directors. During 2012, we did not grant equity awards as compensation to any of our non-employee directors, except Messrs. Capello and Malley. On June 27, 2012, we granted to Mr. Capello stock options to purchase 13,098 shares of our common stock under the 2012 Plan at an exercise price of $5.40 per share, the fair market value of our common stock on the date of grant. On October 24, 2012, we granted Mr. Malley stock options to purchase 13,098 shares of our common stock under the 2012 Plan at an exercise price of $5.50 per share, the fair market value of our common stock on the date of grant. These options vest in equal monthly installments at the end of each month of service from the date of grant through March 6, 2013, in the case of Mr. Capello, and October 24, 2013, in the case of Mr. Malley.

        The following table sets forth information regarding the total compensation awarded to, earned by or paid to each of our non-employee directors during the year ended December 31, 2012 for their service on our board of directors. Dr. Dipp, our chief executive officer, did not receive any additional compensation for her service as a director during 2012. The compensation that we pay to Dr. Dipp is discussed under "Executive Compensation" above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)	Option Awards ($)(5)(6)	All Other Compensation ($)		Total ($)
Richard Aldrich(1)	—	—	—	—		—
Jeffrey D. Capello	36,875	—	48,181	—		85,056
Stephen Kraus	—	—	—	—		—
Thomas Malley	9,941	—	49,454	—		59,395
John Simon(2)	—	—	—	—		—
Harald Stock, Ph.D.(3)	—	—	—	—		—
Jonathan Tilly, Ph.D.(1)	—	—	—	69,533	(7)	69,533
Christoph Westphal, M.D., Ph.D.(1)	—	—	—	—		—

(1)
Mr. Aldrich and Drs. Tilly and Westphal did not receive any compensation for their service as directors during the year ended December 31, 2012. The restricted stock awards that Mr. Aldrich and Dr. Tilly and Westphal received during the year ended December 31, 2011 in their role as our founders are discussed under "Certain Relationships and Related Transactions—Restricted Stock Grants."

(2)
Mr. Simon resigned from our board on February 21, 2013.

(3)
Dr. Stock was elected to our board on February 8, 2013.

(4)
As of December 31, 2012, our non-employee directors held the following aggregate number of shares under outstanding stock awards (representing both vested and unvested stock awards):

Name	Number of Shares Underlying Outstanding Stock Awards for Board Service	Number of Shares Underlying Outstanding Stock Awards for Non-Board Service
Richard Aldrich	—	701,926	(1)(2)
Jeffrey D. Capello, Stephen Kraus, Thomas Malley, John Simon(3) and Harald Stock, Ph.D.(4)	—	—
Jonathan Tilly, Ph.D.	—	701,926	(1)
Christoph Westphal, M.D., Ph.D.	—	701,926	(1)

(1)
The restricted stock awards that Mr. Aldrich and Dr. Tilly and Westphal received in their role as our founders are discussed under "Certain Relationships and Related Transactions—Restricted Stock Grants."

(2)
175,481 of these shares were subsequently transferred to the Richard H. Aldrich Irrevocable Trust of 2011.

(3)
Mr. Simon resigned from our board on February 21, 2013.

(4)
Dr. Stock was elected to our board on February 8, 2013.
(5)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions (which in our case were none). The assumptions that we used to calculate these amounts are discussed in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(6)
As of December 31, 2012, our non-employee directors held the following aggregate number of shares under outstanding option awards (representing both exercisable and unexercisable option awards, none of which have been exercised):

Name	Number of Shares Underlying Outstanding Stock Options for Board Service	Number of Shares Underlying Outstanding Stock Options for Non-Board Service
Richard Aldrich, Stephen Kraus, John Simon(1), Harald Stock, Ph.D.(2), Jonathan Tilly, Ph.D. and Christoph Westphal, M.D., Ph.D.	—	—
Jeffrey D. Capello	13,098	—
Thomas Malley	13,098	—

(1)
Mr. Simon resigned from our board on February 21, 2013.

(2)
Dr. Stock was elected to our board on February 8, 2013.
(7)
This amount reflects compensation paid to Dr. Tilly for service on our scientific advisory board during 2012.

        Based on the recommendation of our compensation committee, our board of directors has adopted a non-employee director compensation policy. Beginning in 2013 our non-employee directors will be compensated for service on our board of directors as follows:

  •
  an annual retainer for our non-employee directors for service on our board of directors of $30,000;

  •
  for members of the audit committee, an annual fee of $8,000 ($15,000 for the chair);

  •
  for members of the nominating and corporate governance committee, an annual fee of $3,750 ($7,500 for the chair);

  •
  for members of the compensation committee, an annual fee of $5,000 ($10,000 for the chair);

  •
  to each newly elected director, an initial grant of a stock option to purchase 8,650 shares of our common stock, at an exercise price to the fair market value of our common stock on the date of grant, which option shall vest monthly over one year; and

  •
  for continuing service on our board of directors, an annual grant of a stock option to purchase 4,448 shares of our common stock, at an exercise price equal to the fair market value of our common stock on the date of grant, which option shall vest monthly over one year.

        Subject to the director's continued service as a director, the initial and annual stock option grants will vest in approximately equal monthly installments through the first anniversary of the date the director first joins the board of directors, in the case of the initial stock option grant, and the first anniversary of the grant date, in the case of the annual stock option grant.

        We have historically reimbursed our non-employee directors for their reasonable expenses incurred in connection with attending our board of director and committee meetings and we intend to continue such reimbursements in 2013.

 AUDIT-RELATED MATTERS

Audit Committee Report

        The audit committee of the board of directors of OvaScience, Inc. has reviewed OvaScience's audited financial statements for the fiscal year ended December 31, 2012 and discussed them with management and the Company's independent auditors, Ernst & Young LLP, an independent registered public accounting firm.

        The audit committee has received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the Company's independent registered public accounting firm its independence.

        Based on the review and discussions referred to above, the audit committee recommended to the OvaScience board of directors that the audited financial statements referred to above be included in the OvaScience's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        By the audit committee of the board of directors of OvaScience, Inc.

Jeffrey D. Capello (Chair) Thomas Malley Harald Stock, Ph.D.

Audit Fees and Services

        The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	2012	2011
Audit Fees	$511,350	—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$511,350	—

Audit Fees

        Audit fees are fees related to professional services rendered in connection with the audit of our annual financial statements, the reviews of the interim financial statements included in each of our quarterly reports on Form 10-Q, the reviews of financial statements included in any registrations statements we file with the SEC and other professional services provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-Related Fees

        Audit-related fees are fees for assurance and related services that are reasonably related to performance of the audit and review of financial statements, and which are not reported under "Audit Fees."

Tax Fees

        Tax fees are fees for professional services for tax compliance, tax advice and tax planning services.

        All of the foregoing accountant services and fees were pre-approved by our audit committee in accordance with the policies and procedures described under "—Policy for Approval of Services" below.

Policy for Approval of Services

        The audit committee of our board of directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the audit committee. Notwithstanding the foregoing, pre-approval is not required with respect to the provision of services, other than audit, review or attest services, by the independent auditor if the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent auditor during the fiscal year in which the services are provided, such services were not recognized by us at the time of the engagement to be non-audit services, and such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit by the audit committee.

 MATTERS TO BE VOTED ON

Proposal 1: Election of Class I Directors

        At the Annual Meeting, stockholders will vote to elect three class I directors, each to serve a three-year term beginning at the Annual Meeting and ending at our 2015 annual meeting of stockholders. Our board of directors has nominated Harald F. Stock, Ph.D., Jonathan Tilly, Ph.D., and Christoph Westphal, M.D., Ph.D., for election as class I directors at the Annual Meeting.

        Pursuant to our certificate of incorporation and by-laws, our board of directors is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our board of directors currently consists of eight members, divided into three classes as follows:

  •
  class I is comprised of Drs. Stock, Tilly and Westphal, each with a term ending at the 2013 annual meeting;

  •
  class II is comprised of Messrs. Aldrich and Kraus, each with a term ending at the 2014 annual meeting of stockholders; and

  •
  class III is comprised of Dr. Dipp and Messrs. Capello and Malley, each with a term ending at the 2015 annual meeting of stockholders.

        Drs. Stock, Tilly and Westphal are current directors whose terms expire at the 2013 annual meeting. Drs. Stock, Tilly and Westphal are each nominated for re-election as a class I director, with a term ending in 2016. A brief biography of each director nominee is set forth on page 9 of this proxy statement. You will find information about their stock holdings in OvaScience below under "Ownership of Our Common Stock—Security Ownership of Certain Beneficial Owners and Management."

        Unless contrary instructions are provided, the persons named as proxies will, upon receipt of a properly executed proxy, vote for the election of Drs. Stock, Tilly and Westphal as class I directors for a term expiring at our 2016 annual meeting of stockholders. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each of the nominees is currently a member of our board. Each of the nominees has indicated his willingness to serve on our board of directors, if elected. If any nominee should be unable to serve, proxies may be voted for a substitute nominee designated by our board. We do not contemplate that any of the nominees will be unable to serve if elected.

Board Recommendation

        Our board of directors recommends that you vote FOR the election of each of the nominees as a class I director.

 Proposal 2: Ratification of Appointment of Independent Auditors

        The audit committee of our board has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for the current fiscal year. Ernst & Young LLP has served as our independent auditors since January 2012. Although stockholder approval of the appointment of Ernst & Young LLP is not required by law, our audit committee believes it is advisable and has decided to give our stockholders the opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee may reconsider this appointment.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.

Board Recommendation

        Our board of directors recommends that you vote FOR the ratification of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2013.

OWNERSHIP OF OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of April 1, 2013, certain information concerning the beneficial ownership of our capital stock by:

  •
  each director;

  •
  each named executive officer;

  •
  all of our executive officers and directors as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 1, 2013 and restricted stock units that will vest within 60 days of April 1, 2013 are considered outstanding and beneficially owned by the person holding the options or restricted stock units, as applicable, for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The inclusion of any shares in this table does not constitute an admission of beneficial ownership by the person named below.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)		Percentage of Common Stock Beneficially Owned(3)
Directors and Executive Officers
Michelle Dipp, M.D., Ph.D.	4,453,867	(4)	24.5%
Christopher A. Bleck	42,263	(5)	*
Scott Chappel, Ph.D.	115,051	(6)	*
Alison F. Lawton	—		—
Richard Aldrich	4,422,497	(7)	24.3%
Christoph Westphal, M.D., Ph.D.	4,422,498	(8)	24.3%
Stephen Kraus(9)	—		—
Jonathan Tilly, Ph.D.(10)	701,927		3.9%
Jeffrey D. Capello	24,209	(11)	*
Thomas Malley	89,459	(12)	*
Harald Stock, Ph.D.	2,162	(13)	*
All officers and directors as a group (11 persons)	6,832,791	(14)	37.1%
5% Stockholders
Longwood Fund, L.P. 800 Boylston Street, Suite 1555 Boston, MA 02199	3,720,571	(15)	20.5%
Entities affiliated with Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538	2,392,034	(16)	13.1%
Entities affiliated with Fidelity Investments 82 Devonshire Street, V13H Boston, MA 02109	1,316,000	(17)	7.2%
Entities affiliated with General Catalyst Partners 20 University Road, Suite 450 Cambridge, MA 02138	1,090,908	(18)	6.0%

*
Less than 1%.

(1)
Unless otherwise indicated, the address of such individual is c/o OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142.

(2)
Applicable number of shares of stock beneficially owned is calculated as of April 1, 2013.

(3)
Applicable percentage ownership is based on 18,191,159 shares of our common stock outstanding as of April 1, 2013.

(4)
Consists of (a) 712,089 shares of common stock held by Dr. Dipp, (b) 3,720,571 shares of common stock held by Longwood Fund, L.P. and (c) options to purchase an aggregate of 21,207 shares of common stock held by Dr. Dipp that are exercisable within 60 days of April 1, 2013. The general partner of Longwood Fund, L.P. is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, L.P. are vested in Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., the managers of Longwood Fund GP, LLC. In addition, Longwood Fund, L.P. and Dr. Dipp are subject to a voting agreement as discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(5)
Consists of options to purchase shares of common stock held by Mr. Bleck that are exercisable within 60 days of April 1, 2013.

(6)
Consists of options to purchase shares of common stock held by Dr. Chappel that are exercisable within 60 days of April 1, 2013.

(7)
Consists of (a) 526,445 shares of common stock held directly by Mr. Aldrich, (b) 175,481 shares of common stock held by Richard H. Aldrich Irrevocable Trust of 2011 and (c) 3,720,571 shares of common stock held by Longwood Fund, L.P. The trustee of the Richard H. Aldrich Irrevocable Trust of 2011 is Mr. Aldrich's wife, Nicole Aldrich, and she exercises sole voting and investment power over the shares of record held by the trust. The general partner of Longwood Fund, L.P. is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, L.P are vested in Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., the managers of Longwood Fund GP, LLC. In addition, Longwood Fund, L.P., Mr. Aldrich and Richard H. Aldrich Irrevocable Trust of 2011 are subject to a voting agreement as discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(8)
Consists of (a) 701,927 shares of common stock held by Dr. Westphal and (b) 3,720,571 shares of common stock held by Longwood Fund, L.P. The general partner of Longwood Fund, L.P. is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, L.P. are vested in Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., the managers of Longwood Fund GP, LLC. In addition, Dr. Westphal and Longwood Fund, L.P. are subject to a voting agreement as discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(9)
Mr. Kraus serves as an employee of Bessemer Venture Partners, the management company affiliate of the Bessemer Venture Partner Entities (as defined below) that hold 2,392,034 shares of common stock, as described below. Mr. Kraus has no voting or dispositive power with respect to the shares held by the Bessemer Venture Partner Entities and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. In addition, the Bessemer Venture Partner Entities are subject to a voting agreement as discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(10)
Dr. Tilly is subject to a voting agreement discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(11)
Consists of (i) 11,111 shares of common stock held by Mr. Capello and (ii) options to purchase an aggregate of 13,098 shares of common stock held by Mr. Capello that are exercisable within 60 days of April 1, 2013.

(12)
Consists of (a) 81,819 shares of common stock held by Mr. Malley and (b) options to purchase an aggregate of 7,640 shares of common stock held by Mr. Malley that are exercisable within 60 days of April 1, 2013.

(13)
Consists of options to purchase shares of common stock held by Dr. Stock that are exercisable within 60 days of April 1, 2013.

(14)
For the purposes of calculating the shares beneficially owned by all directors and officers as a group, the 3,720,571 shares of common stock held by Longwood Fund, L.P, which are reported as beneficially owned by each of Dr. Dipp, Mr. Aldrich and Dr. Westphal, have been included in the calculation only once.

(15)
Longwood Fund GP, LLC (the "General Partner") is the general partner of Longwood Fund, L.P. and exercises voting and investment power with respect to securities owned directly by Longwood Fund, L.P. Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., are the managers of the General Partner and share voting and dispositive power with respect to the securities held by Longwood Fund, L.P. The General Partner disclaims beneficial ownership of the securities owned directly by Longwood Fund, L.P. and this proxy statement and annual report shall not be deemed an admission that the General Partner is the beneficial owner of such securities, except to the extent of its pecuniary interest therein. In addition, Longwood Fund, L.P. is subject to a voting agreement as discussed above Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(16)
Consists of (a) 765,451 shares of common stock held by Bessemer Venture Partners VII L.P. ("BVP VII"), (b) 334,885 shares of common stock held by Bessemer Venture Partners VII Institutional L.P. ("BVP Institutional") and (c) 1,291,698 shares of common stock held by BVP Special Opportunity Fund L.P. ("BVP Special Opportunity" and together with BVP Institutional and BVP VII, the "Bessemer Venture Partner Entities"). Deer VII & Co. L.P. ("Deer L.P.") is the general partner of the Bessemer Venture Partner Entities. Deer VII & Co. Ltd. is the general partner of Deer L.P. J. Edmund Colloton, David J. Cowan, Byron B. Deeter, Robert P. Goodman, Jeremy S. Levine and Robert M. Stavis are the directors of Deer VII & Co. Ltd. and share voting and dispositive power over the shares of stock held by the Bessemer Venture Partner Entities. Each of Mr. Colloton, Mr. Cowan, Mr. Deeter, Mr. Goodman, Mr. Levine and Mr. Stavis disclaims beneficial ownership of the shares identified in this footnote except as to his or her respective pecuniary interest in such shares. In addition, the Bessemer Venture Partner Entities are subject to a voting agreement as discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

(17)
Consists of (a) 1,090,900 shares of common stock held by Fidelity Contrafund: Fidelity Advisor New Insights Fund, (b) 212,300 shares of common stock held by Fidelity Select Portfolios: Biotechnology Portfolio and (c) 12,800 shares of common stock held by Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,316,000 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR LLC, through its control of Fidelity Management & Research Company, and the funds each have sole power to dispose of the 1,316,000 shares owned by the funds. Members of the family of Edward C. Johnson 3d, chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees.

(18)
Consists of (a) 1,068,602 shares of common stock held by General Catalyst Group V, L.P. ("GCG V") and (b) 22,306 shares of common stock held by GC Entrepreneurs Fund V, L.P. ("GCEF V"). General Catalyst GP V, LLC ("GP V LLC") is the general partner of General Catalyst Partners V, L.P. ("GP V LP"), which is the general partner of each of GCEF V and GCG V. Each of Joel Cutler, David Fialkow and David Orfao is a Managing Director of GP V LLC. Each of GP V LLC, GP V LP, Joel Cutler, David Fialkow and David Orfao may be deemed to share voting and investment power over the shares held of record by each of GCEF V and GCG V. Each of GP V LLC, GP V LP, Joel Cutler, David Fialkow and David Orfao disclaims beneficial ownership of all shares held by GCEF V and GCG V except to the extent of their pecuniary interest therein, if any. In addition, GCG V and GCEF V are subject to a voting agreement as discussed above under "Certain Relationships and Related Transactions—Related Person Transactions—Voting Agreement."

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to 2012.

 OTHER MATTERS

        Our board of directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Deadline for Submission of Stockholder Proposals for 2014 Annual Meeting

        Proposals of stockholders intended to be presented at the 2014 annual meeting of the stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act, and stockholder-submitted nominees for directors, must be received by our Secretary in writing at our principal offices, OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Investor Relations, no later than December 26, 2013, in order to be included in the proxy statement and proxy card relating to that meeting.

        If a stockholder wishes to present a proposal at our 2014 annual meeting of stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must give written notice to the Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice no earlier than February 7, 2014 and no later than March 9, 2014, provided that if the date of the 2014 annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, such notice must instead be received by the Secretary no earlier than the 120th day prior to the 2014 annual meeting and not later than the later of (i) the 90th day prior to the 2014 annual meeting and (ii) the tenth day following the day on which notice of the date of the 2014 annual meeting was mailed or public disclosure of the date of the 2014 annual meeting was made, whichever occurs first.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01N87D 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends that you vote FOR each of the Director nominees and FOR Proposal 2. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditors of OvaScience for the fiscal year ending December 31, 2013. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Harald F. Stock, Ph.D. 02 - Jonathan Tilly, Ph.D. 03 - Christoph Westphal, M.D., Ph.D. 1. To elect the following nominees as Class I Directors of OvaScience, Inc.: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 6 3 3 1 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 6, 2013. Vote by Internet • Go to www.envisionreports.com/OVSC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

2013 Annual Meeting of Stockholders To be held on Friday, June 7, 2013 at 9:00 a.m., Eastern Time This Proxy is solicited on behalf of the Board of Directors of OvaScience, Inc. (“OvaScience”). The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints each of Michelle Dipp, M.D., Ph.D., Christopher Bleck and Alison Lawton (each with full power of substitution), as Proxies of the undersigned, to attend the annual meeting of stockholders of OvaScience to be held at 9:00 a.m., Eastern Time, on Friday, June 7, 2013, at the offices of OvaScience, 215 First Street, Suite 240, Cambridge, Massachusetts 02142, and any adjourned or postponed session thereof, and there to vote and act as indicated upon the matters on the reverse side in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. You can revoke your proxy at any time before it is voted at the annual meeting (i) by submitting another properly completed proxy bearing a later date; (ii) by giving written notice of revocation to the Secretary of OvaScience; (iii) if you submitted a proxy through the Internet or by telephone, by submitting a proxy again through the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility; or (iv) by voting in person at the annual meeting. If you hold any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by you in every such capacity as well as individually. The shares of common stock of OvaScience represented by this proxy will be voted as directed by you for the proposals herein proposed by OvaScience. If no direction is given with respect to any proposal specified herein, this proxy will be voted FOR the proposal. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the annual meeting or any adjournment(s) thereof. Please vote, date and sign on reverse side and return promptly in the enclosed pre-paid envelope. Your vote is important. Please vote immediately. Proxy — OVASCIENCE, INC. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

www.envisionreports.com/OVSC Step 1: Go to www.envisionreports.com/OVSC to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/OVSC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Annual Meeting Notice 01N89D + + Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders of OvaScience, Inc. to be Held on Friday, June 7, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 28, 2013 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/OVSC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials OvaScience” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 28, 2013. . Annual Meeting Notice 2013 Annual Meeting of Stockholders of OvaScience, Inc. will be held on Friday, June 7, 2013 at 9:00 a.m., Eastern Time, at OvaScience’s offices at 215 First Street, Suite 240, Cambridge, Massachusetts 02142. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR each of the Director nominees and FOR Proposal 2. 1. To elect the following nominees as Class I Directors of OvaScience, Inc.: Harald F. Stock, Ph.D., Jonathan Tilly, Ph.D., and Christoph Westphal, M.D., Ph.D. 2. To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditors of OvaScience, Inc. for the fiscal year ending December 31, 2013. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by phone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01N89D